KNOWLES CORPORATION 2018 EQUITY AND CASH INCENTIVE PLAN (As Amended and Restated Effective April 28, 2020) I. INTRODUCTION 1.1 Purposes. The purposes of the Knowles Corporation 2018 Equity and Cash Incentive Plan, as amended and restated effective as of April 28, 2020 (this "Plan") are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, and Non-Employee Directors and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders, and thereby to enhance stockholder returns. On March 6, 2020, the Board of Directors of the Company adopted this amendment and restatement of the Plan which will be effective as of the date that the Company's stockholders approve the Plan. 1.2 Certain Definitions. "Affiliate" shall mean any (i) Subsidiary, or (ii) any corporation, trade or business (including without limitation, a partnership or limited liability company) that is directly or indirectly controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Subsidiaries, and any other entity in which the Company or any of its Subsidiaries has a material equity interest and that is designated as an Affiliate by the Committee. "Agreement" shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award. "Automatic Exercise Date" shall have the meaning set forth in Section 2.5. "Board" shall mean the Board of Directors of the Company. "Cause" shall mean a participant (i) engages in conduct that constitutes willful misconduct, dishonesty, or gross negligence in the performance of his or her duties and results in material detriment to the Company or an Affiliate; (ii) breaches his or her fiduciary duties to the Company or an Affiliate; (iii) willfully fails to carry out the lawful and ethical directions of the person(s) to whom he or she reports, which failure is not promptly corrected after notification; (iv) engages in conduct that is demonstrably and materially injurious to the Company or an Affiliate, or that materially harms the reputation, goodwill, or business of the Company or an Affiliate; (v) engages in conduct that is reported in the general or trade press or otherwise achieves general notoriety and that is scandalous, immoral or illegal and materially harms the reputation, goodwill, or business of the Company or an Affiliate; (vi) is convicted of, or enters a plea of guilty or nolo contendere (or similar plea) to, a crime that constitutes a felony, or a crime that constitutes a misdemeanor involving moral turpitude, dishonesty or fraud; (vii) is found liable in any Securities and Exchange Commission or other civil or criminal securities law action, or any cease and desist order applicable to him or her is entered (regardless of whether or not the Participant admits or denies liability); (viii) uses, without authorization, confidential or proprietary information of the Company or an Affiliate or information which the Company or Affiliate is obligated not to use or disclose, or discloses such information without authorization and such disclosure results in material detriment to the Company or an Affiliate; (ix) breaches any written or electronic agreement with the Company or an Affiliate not to disclose any information pertaining to the Company or an Affiliate or their customers, suppliers and businesses and such breach results in material detriment to the Company or an Affiliate; (x) materially breaches any agreement relating to non-solicitation, non-competition, or the ownership or protection of the intellectual property of the Company or an Affiliate; or (xi) breaches any of the Company's or an Affiliate's policies applicable to him or her, whether currently in effect or adopted after the Effective Date, and such breach, in the Committee's judgment, could result in material detriment to the Company or an Affiliate. A-1

"Change of Control" shall have the meaning set forth in Section 6.9(g). "Code" shall mean the Internal Revenue Code of 1986, as amended. "Committee" shall mean the Compensation Committee of the Board, or a subcommittee thereof, consisting of two or more members of the Board, each of whom is intended to be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and (ii) "independent within the meaning of the rules of the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded. "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company, and all rights appurtenant thereto. "Company" shall mean Knowles Corporation, a Delaware corporation, or any successor thereto. "Deferred Stock Unit" shall mean a bookkeeping entry representing a right granted to a Non-Employee Director pursuant to Section 5.2 of the Plan to receive a deferred payment of Directors' Awards to be issued and delivered at the end of the deferral period elected by the Non-Employee Director, as described in Article V of the Plan. "Deferred Stock Unit Award" shall mean an award of Deferred Stock Units under this Plan. "Directors' Awards" shall mean the annual awards granted to eligible Non-Employee Directors as provided in Section 5.1 of the Plan. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended. "Fair Market Value" shall mean, with respect to any share of Common Stock as of any date of reference, the closing price for a share of Common Stock as reported on such day (or, if such day is not a trading day, on the next trading day) as reported on the principal United States exchange on which the Common Stock then regularly trades; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or methods as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code to the extent relevant. "Free-Standing SAR" shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent provided in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised. "Good Reason" shall mean any one or more of the following events that occur on or following a Change of Control, unless the participant has consented to such action in writing: (i) a material reduction in (A) the rate of the participant's annual base salary (other than a salary reduction not to exceed 10% that applies to all other similarly- situated employees), (B) a material adverse change in the participant's title, (iii) any material adverse reduction in the participant's authorities, responsibilities or reporting relationships, or (iv) the relocation of the participant's principal place of employment to a location more than fifty (50) miles from the participant's principal place of employment (unless such relocation does not increase the participant's commute by more than twenty (20) miles), except for required travel on the Company's business; provided, however, that (y) Good Reason shall not be deemed to exist unless written notice of termination on account thereof is given by the participant to the Company no later than sixty (60) days after the time at which the event or condition purportedly giving rise to Good Reason first occurs or arises; and (z) if there exists (without regard to this clause (z)) an event or condition that constitutes Good Reason, the Company shall have thirty (30) days from the date notice of such a termination is given to cure such event or condition and, if the Company does so, such event or condition shall not constitute Good Reason hereunder. The participant's right to resign from employment for a Good Reason event or condition shall be waived if the participant fails to resign A-2 within sixty (60) days following the last day of the Company's cure period. Notwithstanding the foregoing, if a participant and the Company (or any of its Affiliates) have entered into an employment agreement or other similar agreement that specifically defines "Good Reason", then with respect to such participant, "Good Reason" shall have the meaning defined in that employment agreement or other agreement. "Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option. "Non-Employee Director" shall mean any director of the Company who is not an officer or employee of the Company or any Affiliate. "Nonqualified Stock Option" shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option. "Performance Award" shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period. "Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder's interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or Performance Award, to the holder's receipt of the shares of Common Stock subject to such award or of payment with respect to such award. "Performance Period" shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect. "Prior Plan" shall mean the Knowles Corporation 2016 Equity and Cash Incentive Plan and the Knowles Corporation 2014 Equity and Cash Incentive Plan. "Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period. "Restricted Stock Award" shall mean an award of Restricted Stock under this Plan. "Restricted Stock Unit" shall mean a right to receive one share of Common Stock or, in lieu thereof and to the extent provided in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period. "Restricted Stock Unit Award" shall mean an award of Restricted Stock Units under this Plan. "Restriction Period" shall mean any period designated by the Committee during which (i) the Common Stock subject to an award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to an award shall remain in effect. "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR. "Specified Minimum Value" shall have the meaning set forth in Section 2.5 "Stock Award" shall mean a Restricted Stock Award, Restricted Stock Unit Award or Unrestricted Stock Award. A-3

"Subsidiary" shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing 50% or more of the combined voting power of the total outstanding equity interests of such entity. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the term "Subsidiary" means a corporation that is a subsidiary of the Company within the meaning of section 424(f) of the Code. "Substitute Award" shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR. "Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) or, to the extent provided in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered. "Tax Date" shall have the meaning set forth in Section 6.6. "Ten Percent Holder" shall have the meaning set forth in Section 2.1(a). "Termination of Service" shall have the meaning set forth in Section 6.9(a). "Unrestricted Stock" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures. "Unrestricted Stock Award" shall mean an award of Unrestricted Stock under this Plan. 1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Stock Awards; (iv) Performance Awards and (v) Deferred Stock Units. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units or Deferred Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. Notwithstanding anything contained herein to the contrary, including Section 6.3, the Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties. The Committee may delegate some or all of its power and authority under the Plan to the Board or, subject to applicable law, to the Chief Executive Officer or such other executive officer of the Company as the Committee deems A-4 appropriate; provided, however, that the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person. No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws) and under any directors' and officers' liability insurance that may be in effect from time to time. A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting. 1.4 Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, and persons expected to become officers, other employees, or Non-Employee Directors of the Company and its Affiliates as the Committee in its sole discretion may select from time to time; provided, however, that no Award may be effective unless the participant has commenced the provision of services for the Company or its Affiliates. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as provided otherwise in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by an Affiliate, and references to employment shall include service as a Non-Employee Director. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during any periods during which such participant is on a leave of absence. The aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be granted during any fiscal year of the Company to any Non-Employee Director shall not exceed $500,000; provided, however, that the limit set forth in this sentence shall be multiplied by two in the year in which a Non-Employee Director commences service on the Board. 1.5 Shares Available. Subject to adjustment as provided in Section 6.8 and to all other limits set forth in this Section 1.5, 16,100,000 shares of Common Stock shall initially be available for all awards under this Plan and no more than 1,000,000 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. To the extent the Company grants an option or a Free-Standing SAR under the Plan, the number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to the number of shares subject to such option or Free-Standing SAR. To the extent the Company grants a Stock Award, a stock-settled Performance Award or a Deferred Stock Unit Award (on a stand-alone basis and not in connection with the vesting of an award), the number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to 1.75 times the number of shares subject to such Stock Award, Deferred Stock Unit Award or stock-settled Performance Award. To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award, Deferred Stock Unit Award or Performance Award granted under the Plan or the Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option canceled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR canceled upon exercise of a related option) or (ii) the settlement of such award in cash, such shares of Common Stock shall again be available for re-issuance under this Plan. In addition, shares of Common Stock subject to an award under this Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or a SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or A-5 withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise. The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements). Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof. 1.6 Certain Limitations. The maximum number of shares of Common Stock subject to any Award that may be granted under this Plan during any fiscal year of the Corporation to any participant shall be as follows: (a) 2,000,000 Stock Options or SARs, (b) 500,000 shares of Restricted Stock, and (c) 500,000 Restricted Stock Units. No employee shall be granted any Performance Share that could result in the Participant receiving more than 500,000 shares of Common Stock for any Performance Period. The share limits in this Section 1.6 shall be subject to adjustment pursuant to Section 6.8. II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS 2.1 Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee; provided, however, that a participant may be granted an option only if the underlying Common Stock qualifies, with respect to such participant, as "service recipient stock" within the meaning set forth in Section 409A of the Code. Each option, or portion thereof, that is not an Incentive Stock Option shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable. Incentive Stock Options may only be granted to employees of the Company and its corporate subsidiaries within the meaning of Section 424(f) of the Code. (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option. Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company A-6 or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares. (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten (10) years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock. (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment thereof in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are canceled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing shares of Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 6.6, have been paid (or arrangement made for such payment to the Company's satisfaction). 2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee; provided, however, that a participant may be granted a SAR only if the underlying Common Stock qualifies, with respect to such participant, as "service recipient stock" within the meaning set forth in Section 409A of the Code. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR. SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable: (a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted). Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares. A-7

(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR shall be exercised later than ten (10) years after its date of grant; provided further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.3(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.3(d). Prior to the exercise of a stock-settled SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR. (c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing shares of Common Stock shall be delivered until any withholding taxes thereon, as described in Section 6.6, have been paid (or arrangement made for such payment to the Company's satisfaction). 2.3 No Repricing. The Committee shall not without the approval of the stockholders of the Company, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case, other than in connection with a Change of Control or the adjustment provisions set forth in Section 6.8 2.4 Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR. 2.5 Automatic Exercise. The Committee may, in its discretion, provide in an option or SAR Agreement or adopt procedures that an option or SAR outstanding on the last business day of the term of such option or SAR (the "Automatic Exercise Date") that has a "Specified Minimum Value" shall be automatically and without further action by the participant (or in the event of the participant's death, the participant's personal representative or estate), be exercised on the Automatic Exercise Date. Payment of the exercise price of such option may be made pursuant to such procedures as may be approved by the Committee from time to time and the Company shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 6.6. For purposes of this Section 2.5, the term "Specified Minimum Value" means that the Fair Market Value per share of Common Stock exceeds the exercise price or base price, as applicable, of a share subject to an expiring option or SAR by at least $0.50 cents per share or such other amount as the Committee shall determine from time to time. The Company may elect to discontinue the automatic exercise of options and SARs pursuant to this Section 2.5 at any time upon notice to a participant or to apply the automatic exercise feature only to certain groups of participants. The automatic exercise of an option or SAR pursuant to this Section 2.5 shall apply only to an option or SAR that has been timely accepted by a participant under procedures specified by the Company from time to time. A-8

III. STOCK AWARDS 3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, Restricted Stock Unit Award or Unrestricted Stock Award. 3.2 Terms of Unrestricted Stock Awards. The number of shares of Common Stock subject to an Unrestricted Stock Award shall be determined by the Committee. Unrestricted Stock Awards shall not be subject to any Restriction Periods or Performance Measures; provided, however, Unrestricted Stock Awards shall be limited so that the Common Stock subject to all Unrestricted Stock Awards, combined with all awards granted under the Plan that do not include the minimum vesting provisions set forth in Section 6.3 of the Plan, does not exceed 5% of the total number of shares available for awards under this Plan. Upon the grant of an Unrestricted Stock Award, subject to the Company's right to require payment of any taxes in accordance with Section 6.6, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award or such shares shall be transferred to the holder in book entry form. 3.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable. (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee. (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period. (c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.7, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company's right to require payment of any taxes in accordance with Section 6.6, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award. (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive A-9 dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that any distributions or dividends with respect to shares of Common Stock, including regular cash dividends, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distributions or dividends were made. 3.4 Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable. (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee. (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period. (c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive dividend equivalents and, if determined by the Committee, interest on, or the deemed reinvestment of, any dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award. IV. PERFORMANCE AWARDS 4.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee. 4.2 Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable. (a) Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee. (b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period. (c) Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a A-10 combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.3(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.3(d). Any dividends or dividend equivalents with respect to a Performance Award shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company. V. NON-EMPLOYEE DIRECTOR COMPENSATION 5.1 Directors' Awards. As of or as soon as administratively practicable following the date of each annual meeting of the Company's stockholders, each director who is a Non-Employee Director immediately following the date of such annual meeting shall be granted a Directors' Award in the form of an Unrestricted Stock Award, Options, SARs, Restricted Stock, Restricted Stock Units and/or Deferred Stock Units, in such amount and subject to such terms and conditions as shall be determined by the Board for such year, subject to the limit set forth in Section 1.4. In addition to the annual compensation of Non-Employee Directors, the Board may also authorize one-time Directors' Awards to Non-Employee Directors, or to an individual upon joining the Board, on such terms as it shall deem appropriate, subject to the limit set forth in Section 1.4. 5.2 Deferred Stock Units. Subject to Section 409A of the Code, a Non-Employee Director may elect to defer receipt of his or her Directors' Awards, other than options and SARs, in accordance with such procedures as may from time to time be prescribed by the Committee. A deferral election shall be valid only if it is delivered prior to the first day of the calendar year in which the services giving rise to the Directors' Awards are to be performed (or such other date as the Committee may determine for the year in which an individual first becomes a Non-Employee Director and to the extent permitted by Section 409A of the Code). A participant's deferral election shall become irrevocable as of the last date the deferral could be delivered or such earlier date as may be established by the Committee. A Non-Employee Director may revoke or change a deferral election at any time prior to the date the election becomes irrevocable, subject to such restrictions as the Committee may establish from time to time. Any such revocation or change shall be in a form and manner determined by the Committee. A Non-Employee Director's deferral election shall remain in effect and will apply to Directors' Awards in subsequent years unless and until the Non-Employee Director timely revokes the deferral election in accordance with such procedures as the Committee shall determine. The Committee may adopt procedures for the extension of any deferral period. If a valid deferral election is filed by a Non-Employee Director, Deferred Stock Units shall be credited as a bookkeeping entry in the name of the Non-Employee Director to an account maintained by the Company on the basis of one Deferred Stock Unit for each Directors' Award deferred. No shares of Common Stock shall be issued to the Non-Employee Director in respect of Deferred Stock Units at the time such shares would be issued absent such deferral. Shares of Common Stock shall be issuable to the Non- Employee Director in a lump sum upon the termination of services as a Non-Employee Director (but only if such termination constitutes a separation from service within the meaning of Code Section 409A, if applicable) or such other specified date elected by the Non-Employee Director at the time of the deferral election. Dividend Equivalents shall be credited on Deferred Stock Units and distributed at the same time that shares of Common Stock are delivered to a Non-Employee Director in settlement of the Deferred Stock Units. 5.3 Delivery of Shares. Shares of Common Stock shall be issued to a Non-Employee Director at the time Directors' Awards' are paid or Deferred Stock Units are settled by a issuing a stock certificate, or making an appropriate entry in the Company's stockholder records, in the name of the Non-Employee Director. A Non-Employee Director shall not have any rights of a stockholder with respect to Directors' Awards or Deferred Stock Units until such shares of Common Stock are issued and then only from the date of issuance of such shares. VI. GENERAL A-11

6.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval at the Company's 2020 annual meeting of stockholders and, if so approved, the Plan shall become effective as of the date on which the Plan was approved by the Company's stockholders (the "Effective Date"). Awards granted under the Plan prior to the Effective Date shall be subject to the terms and conditions of the Plan in effect prior to the Effective Date. This Plan shall terminate as of the first annual meeting of the Company's stockholders to occur on or after the tenth anniversary of its Effective Date, unless terminated earlier by the Board; provided, however, that no Incentive Stock Options shall be granted after the tenth anniversary of the date on which the Plan was approved by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan. 6.2 Amendments. The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company's stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including any rule of the New York Stock Exchange, or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment modifies the prohibitions on the repricing or discounting of options and SARs contained in Section 2.3; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder. 6.3 Minimum Vesting Requirements. The Committee shall determine the vesting schedule and Performance Period, if applicable, for each award; provided that no award shall become fully exercisable or vested prior to the one-year anniversary of the date of grant; provided, however, that, such restrictions shall not apply to awards granted under this Plan with respect to the number of shares of Common Stock which, in the aggregate, does not exceed five percent (5%) of the total number of shares available for awards under this Plan; provided, further, that the minimum vesting requirement set forth in this Section 6.3 shall not apply to Deferred Stock Unit Awards received upon the vesting of an award granted under the Plan that was subject to the minimum vesting requirements set forth in this Section 6.3. This Section 6.3 shall not restrict the right of the Committee to accelerate or continue the vesting or exercisability of an award upon or after a Change of Control or termination of employment or otherwise pursuant to Section 1.3 of the Plan. 6.4 Agreement. The Company may condition an award holder's right (a) to exercise, vest or settle the award and (b) to receive delivery of shares, on the execution and delivery to the Company of the Agreement and the completion of other requirements, including, but not limited to, the execution of a nonsolicitation agreement by the recipient and delivery thereof to the Company. Terms relating to the vesting, exercisability and satisfaction of any Performance Measures relating to an award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement. 6.5 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder's family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void. 6.6 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local, foreign or other taxes which may be required to be withheld or paid in connection A-12 with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of an option, a cash payment by a broker- dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). 6.7 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder. 6.8 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation -Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award (including the number and class of securities subject thereto), the terms of each outstanding Performance Award (including the number and class of securities subject thereto), the terms of each outstanding Deferred Stock Unit Award (including the number and class of securities subject thereto), the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Company to any one grantee, the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Company to any one grantee pursuant to a Stock Award that is subject to Performance Measures or a Performance Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive. 6.9 Change of Control. A-13

(a) In the event a Change of Control occurs and, during the period commencing on the date that is three (3) months prior to the date of the Change of Control and ending eighteen (18) months following the date of the Change of Control, (i) an award holder experiences an involuntary termination of employment (other than for Cause, death or disability) such that he or she is no longer in the employ or service of the Company or an Affiliate, (ii) an event or condition that constitutes "Good Reason" occurs and the award holder subsequently resigns for Good Reason pursuant to a resignation that meets the requirements set forth in the definition of "Good Reason" in Section 1.2 above, or (iii) an award holder who is a Non-Employee Director ceases to serve on the Board or the board of directors of any successor corporation (each of the events described in (i), (ii) and (iii) a "Termination of Service"; provided, however, that in the case of a termination in pursuant to an event described in (i), (ii) or (iii) that occurs prior to the Change of Control, the "Termination of Service" shall occur on the later of (y) the date of the Change of Control or (z) the date that the participant's employment terminates as a result of one of the applicable events): (i) all Options and SARs to purchase or acquire shares of Common Stock of the Company shall immediately vest and become exercisable on the date of such Termination of Service and shall remain exercisable in accordance with the terms of the applicable Agreement until the earlier of (A) twelve (12) months after such Termination of Service or (B) the expiration of the term of such Option or SAR; (ii) the Restriction Period with respect to all awards shall immediately lapse or expire on the date of such Termination of Service and, in the case of performance-based vesting conditions, the "performance targets" shall be achieved as determined pursuant to the terms of the applicable Agreement and such awards shall be settled pursuant to the terms of the applicable Agreement; and (iii) all Performance Awards outstanding shall be earned and settled pursuant to the terms of the applicable Agreement. (b) In the event a Change of Control occurs and outstanding awards are (i) impaired in value or rights, as determined solely in the discretionary judgment of the Board (as constituted prior to the Change of Control), (ii) not assumed by a successor corporation or an affiliate thereof, or (iii) not replaced with an award or grant that, solely in the discretionary judgment of the Board (as constituted prior to the Change of Control), preserves the existing value of the outstanding awards at the time of the Change of Control: (i) all Options and SARs to purchase or acquire shares of Common Stock of the Company shall immediately vest on the date of such Change of Control and become exercisable in accordance with the terms of the applicable Agreement; (ii) the Restriction Period with respect to all awards shall immediately lapse or expire on the date of such Change of Control and, in the case of performance-based vesting conditions, the "performance targets" shall be achieved as determined pursuant to the terms of the applicable Agreement and such awards shall be settled pursuant to the terms of the applicable Agreement; (iii) all Performance Awards outstanding shall be earned, shall immediately vest and shall be settled pursuant to the terms of the applicable Agreement; and (iv) the Board (as constituted prior to the Change of Control) may, in its sole discretion, require outstanding awards to be surrendered (or deemed surrendered) to the Company by the holder, and to be immediately canceled by the Company, and to provide for the holder to receive a cash payment in an amount equal to (A) in the case of an option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such option or SAR surrendered (or deemed surrendered) multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change of Control, over the exercise price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the aggregate number of shares of Common Stock then subject to the portion of such award surrendered (or deemed surrendered) to the extent the Performance Measures applicable to such award have A-14 been satisfied or are deemed satisfied pursuant to this Section 6.9(b), multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change of Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered (or deemed surrendered) to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to this Section 6.9(b). (c) The Board (as constituted prior to the Change of Control) shall have the sole and complete authority and discretion to decide any questions concerning the application, interpretation or scope of any of the terms and conditions of any Award or participation under the Plan in connection with a Change of Control, and their decisions shall be binding and conclusive upon all interested parties; and (d) Other than as set forth above, the terms and conditions of all awards shall remain unchanged. (e) Notwithstanding the provisions of this Section 6.9, the Committee may, in its discretion, take such other action with respect to Awards in connection with a Change of Control as it shall determine to be appropriate. (f) If a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company occurs (as defined in Section 409A of the Code), Deferred Stock Units shall be settled on the date of such Change of Control by the delivery of shares of Common Stock to the extent permitted under Section 409A of the Code. (g) A "Change of Control" shall be deemed to have taken place upon the occurrence of any of the following events: (i) any Person (as defined below) is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates (as defined below)) representing 20% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors in office at the time of such approval or recommendation who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) any such merger or consolidation after the consummation of which the voting securities of the Company outstanding immediately prior to such merger or consolidation continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) any such merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company's then outstanding securities; or A-15

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such transaction or series of transactions; or (v) Notwithstanding the foregoing, with respect to an Award that is determined to be deferred compensation subject to the requirements of Section 409A of the Code, the Company will not make a payment upon the happening of a Change of Control unless the Company is deemed to have undergone a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company (within the meaning of Section 409A of the Code). (h) For purposes of this Section 6.9, the following terms shall have the meanings indicated: (i) "Affiliate" shall have the meaning set forth in Rule 12b-2 under Section 12 of the Exchange Act. (ii) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities that are properly filed on a Form 13-F. (iii) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company. 6.10 Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award (other than awards of Incentive Stock Options, Nonqualified Stock Options and SARs) made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code. 6.11 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company or any Affiliate of the Company or affect in any manner the right of the Company or any Affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder. 6.12 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security. 6.13 Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder's lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the A-16 holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder's executor, administrator, legal representative or similar person. 6.14 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws. 6.15 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside the U.S. on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Affiliates operates or has employees. 6.16 Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to an award shall be subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation the Knowles Corporation Policy on Recoupment of Incentive Compensation, as in effect from time to time,, and any clawback or recoupment policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by applicable law. 6.17 Section 409A. (a) To the extent that the Committee determines that any award granted under the Plan is, or may reasonably be, subject to Section 409A of the Code, the Agreement evidencing such award shall incorporate the terms and conditions necessary to avoid the adverse consequences described in Section 409A(a)(1) of the Code (or any similar provision). To the extent applicable and permitted by law, the Plan and Agreements shall be interpreted in accordance with Section 409A and other interpretive guidance issued thereunder, including without limitation any other guidance that may be issued or amended after the date of grant of any award hereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any award is, or may reasonably be, subject to Section 409A, the Committee may, without the participant's consent, adopt such amendments to the Plan and the applicable Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A. Where applicable, the requirement that Awards constituting deferred compensation under Section 409A that are payable upon termination of a participant's employment or services not be paid prior to the participant's "separation from service" within the meaning of Section 409A are incorporated herein. (b) In addition, and except as otherwise set forth in the applicable Agreement, if the Company determines that any award granted under this Plan constitutes, or may reasonably constitute, "deferred compensation" under Section 409A and the participant is a "specified employee" of the Company at the relevant date, as such term is defined in Section 409A(a)(2)(B)(i), then any payment or benefit resulting from such award that is scheduled to be paid on such participant's "separation from service" will be delayed until the first day of the seventh month following the participant's "separation from service" with the Company or its "affiliates" within the meaning of Section 409A (or following the date of participant's death, if earlier), with all payments or benefits due thereafter occurring in accordance with the original schedule. (c) Notwithstanding anything to the contrary contained herein, neither the Company nor any of its Affiliates shall be responsible for, or required to reimburse or otherwise make any participant whole for, any tax or penalty A-17 imposed on, or losses incurred by, any participant that arises in connection with the potential or actual application of Section 409A to any award granted hereunder. A-18